UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

MESTEK, INC.

(Exact name of registrant as specified in charter)

                    Pennsylvania                                                 1-448                                             25-0661650

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

260 North Elm Street

Westfield, Massachusetts 01085

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 413-568-9571

_______________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

This report contains forward-looking statements which are subject to inherent uncertainties which are difficult to predict and may be beyond the ability of the Company to control.

Certain statements in this Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are not historical facts but rather reflect the Company’s current expectations concerning future results and events. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and its Quarterly Report for the quarter ended June 30, 2006.

ITEM 8.01. OTHER EVENTS

On August 29, 2006, Mestek, Inc. (the “Company”) issued a press release announcing that on August 29, 2006, the Company's shareholders approved its proposed reverse/forward stock split.

A copy of the press release is attached hereto as Exhibit No. 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(a)	none
(b)	none
(c)	The following document is filed herewith as an exhibit to this Form 8-K:

Exhibit 99.1 - Press Release of Mestek, Inc. dated August 29, 2006

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MESTEK, INC.

(Registrant)

Date: August 29, 2006	By: /s/ Stephen M. Shea
Stephen M. Shea
Senior Vice President – Finance
(Principal Financial and Accounting Officer)